                                 Exhibit 99.2

 Series 1998-2 Monthly Certificateholders' Statement for the month of October
                                     2000

                     Monthly Certificateholder's Statement
                         Saks Credit Card Master Trust
                                 Series 1998-2


Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1998-2 Supplement, dated as of May 21, 1998 (the "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Saks Credit Corporation (as successor to Proffitt's Credit Corporation) as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to Series 1998-2 is set forth below:

     Date of the Certificate                               November 10, 2000
     Monthly Period ending:                                 October 31, 2000
     Determination Date                                    November 10, 2000
     Distribution Date                                     November 15, 2000

---------------------------------------------------------------------------------------------------------------------
                                                     General
---------------------------------------------------------------------------------------------------------------------
201  Amortization Period                                                                            No         201
202  Early Amortization Period                                                                      No         202
203  Class A Investor Amount paid in full                                                           No         203
204  Class B Investor Amount paid in full                                                           No         204
205  Collateral Indebtedness Amount paid in full                                                    No         205
206  Saks Incorporated is the Servicer                                                              Yes        206

---------------------------------------------------------------------------------------------------------------------
                                                   Investor Amount
---------------------------------------------------------------------------------------------------------------------
                                                                                             as of the end of
                                                        as of the end of the prior             the relevant
                                                              Monthly Period                  Monthly Period
                                                              --------------                  --------------
207 Series 1998-2 Investor Amount                               $261,500,000      207(a)        $261,500,000    207(b)
208   Class A Investor Amount                                   $200,000,000      208(a)        $200,000,000    208(b)
209   Class B Investor Amount                                   $ 21,500,000      209(a)        $ 21,500,000    209(b)
210   Collateral Indebtedness Amount                            $ 24,000,000      210(a)        $ 24,000,000    210(b)
211   Class D Investor Amount                                   $ 16,000,000      211(a)        $ 16,000,000    211(b)

212 Series 1998-2 Adjusted Investor Amount                     $261,500,000      212(a)        $261,500,000    212(b)
213  Class A Adjusted Investor Amount                          $200,000,000      213(a)        $200,000,000    213(b)
214   Principal Account Balance                                $          -      214(a)        $          -    214(b)
215  Class B Adjusted Investor Amount                          $ 21,500,000      215(a)        $ 21,500,000    215(b)

216  Class A Certificate Rate                                                                       6.00%      216
217  Class B Certificate Rate                                                                       6.15%      217
218  Collateral Indebtedness Interest Rate                                                       7.37000%      218
219  Class D Certificate Rate                                                                    7.62000%      219
220 Weighted average interest rate for Series 1998-2                                                6.24%      220

                                                                                             as of the end of
                                                            for the relevant                   the relevant
                                                             Monthly Period                   Monthly Period
                                                             --------------                   --------------
221 Series 1998-2 Investor Percentage with respect
    to Finance Charge Receivables                                     22.35%     221(a)            22.18%      221(b)
222  Class A                                                          17.10%     222(a)            16.96%      222(b)
223  Class B                                                           1.84%     223(a)             1.82%      223(b)
224  Collateral Indebtedness Amount                                    2.05%     224(a)             2.04%      224(b)
225  Class D                                                           1.37%     225(a)             1.36%      225(b)

226 Series 1998-2 Investor Percentage with respect
    to Principal Receivables                                          22.35%     226(a)            22.18%      226(b)
227  Class A                                                          17.10%     227(a)            16.96%      227(b)
228  Class B                                                           1.84%     228(a)             1.82%      228(b)
229  Collateral Indebtedness Amount                                    2.05%     229(a)             2.04%      229(b)
230  Class D                                                           1.37%     230(a)             1.36%      230(b)

231  Series 1998-2 Investor Percentage with respect
     to Allocable Amounts                                             22.35%     231(a)            22.18%      231(b)
232  Class A                                                          17.10%     232(a)            16.96%      232(b)
233  Class B                                                           1.84%     233(a)             1.82%      233(b)
234  Collateral Indebtedness Amount                                    2.05%     234(a)             2.04%      234(b)
235  Class D                                                           1.37%     235(a)             1.36%      235(b)

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                                           Series 1998-2 Investor Distributions
----------------------------------------------------------------------------------------------------------------------
     The sum of the daily allocations of collections
236  of Principal Receivables for the relevant Monthly Period                                  $          -    236

                                                                     Page 1 or 5
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237    Class A distribution of collections of Principal
     Receivables per $1,000 of original principal
     amount                                                $          -     237
238    Class B distribution of collections of Principal
     Receivables per $1,000 of original principal
     amount                                                $          -     238
239    Collateral Indebtedness Amount distribution of
     collections of Principal Receivables per $1,000
     of original principal amount                          $          -     239
240    Class D distribution of collections of Principal
     Receivables per $1,000 of original principal
     amount                                                $          -     240
241    Class A distribution attributable to interest
     per $1,000 of original principal amount               $       5.00     241
242    Class B distribution attributable to interest
     per $1,000 of original principal amount               $       5.13     242
243    Collateral Indebtedness Amount distribution
     attributable to interest per $1,000 of original
     principal amount                                      $       6.14     243
244  Class D distribution attributable to interest
     per $1,000 of original principal amount               $          -     244
245  Monthly Servicing Fee for the next succeeding
     Distribution Date per $1,000 of original
     principal amount                                      $       1.67     245

--------------------------------------------------------------------------------
                    Collections Allocated to Series 1998-2
--------------------------------------------------------------------------------

246  Series allocation of collections of Principal
     Receivables                                           $ 53,707,831     246
247  Class A                                               $ 41,076,735     247
248  Class B                                               $  4,415,749     248
249  Collateral Indebtedness Amount                        $  4,929,208     249
250  Class D                                               $  3,286,139     250

251  Series allocation of collections of Finance
     Charge Receivables                                    $  5,125,702     251
252  Class A                                               $  3,920,231     252
253  Class B                                               $    421,425     253
254  Collateral Indebtedness Amount                        $    470,428     254
255  Class D                                               $    313,619     255

     Available Funds
     ---------------
256  Class A Available Funds                               $  3,920,231     256
257  The amount to be withdrawn from the Reserve
     Account to be included in Class A Available funds     $          -     257
258  Principal Investment Proceeds to be included in
     Class A Available Funds                               $          -     258
259  The amount of investment earnings on amounts
     held in the Reserve Account to be included in
     Class A Available funds                               $          -     259

260  Class B Available Funds                               $    421,425     260
261  The amount to be withdrawn from the Reserve
     Account to be included in Class B Available funds     $          -     261
262  Principal Investment Proceeds to be included in
     Class B Available Funds                               $          -     262
263  The amount of investment earnings on amounts
     held in the Reserve Account to be included in
     Class B Available funds                               $          -     263

264  Collateral Available Funds                            $    470,428     264

265  Class D Available Funds                               $    313,619     265

--------------------------------------------------------------------------------
                          Application of Collections
--------------------------------------------------------------------------------

     Class A
     -------
     Class A Monthly Interest for the related
266  Distribution Date, plus the amount of any Class
     A Monthly Interest previously due but not paid
     plus any additional interest with respect to
     interest amounts that were due but not paid on a
     prior Distribution date                               $  1,000,000     266
267  If Saks Incorporated is no longer the Servicer,
     an amount equal to Class A Servicing fee for the
     related Distribution Date                             $          -     267
268  Class A Allocable Amount                              $    848,042     268
269  An amount to be included in the Excess Spread         $  2,072,189     269

     Class B
     -------

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
270  Class B Monthly Interest for the related Distribution Date, plus the amount of                       $    110,188     270
     any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior Distribution date
271  If Saks Incorporated is no longer the Servicer, an amount equal to Class B                           $          -     271
     Servicing fee for the related Distribution Date
272  An amount to be included in the Excess Spread                                                        $    311,237     272

     Collateral
     ----------
273  If Saks Incorporated is no longer the Servicer, an amount equal to Collateral                        $          -     273
     Servicing fee for the related Distribution Date
274  An amount to be included in the Excess Spread                                                        $    470,428     274

     Class D
     -------
275  If Saks Incorporated is no longer the Servicer, an amount equal to Class D                           $          -     275
     Servicing fee for the related Distribution Date
276  An amount to be included in the Excess Spread                                                        $    313,619     276

277  Available Excess Spread                                                                              $  3,167,473     277
278  Available Shared Excess Finance Charge Collections                                                   $          -     278
279  Total Cash Flow available for 1998-2 waterfall                                                       $  3,167,473     279

280  Class A Required Amount is to be used to fund any deficiency in line266,                             $          -     280
     line267 and line268
281  The aggregate amount of Class A Investor Charge Offs which have not been                             $          -     281
     previously reimbursed
282  Class B Required Amount to the extent attributable to line270, and line271                           $          -     282
283  Class B Allocable Amount                                                                             $     91,165     283
284  Any remaining portion of the Class B Required Amount                                                 $          -     284
285  An amount equal to any unreimbursed reductions of the Class B Investor                               $          -     285
     Amount, if any, due to: (i) Class B Investor Charge Offs; (ii) Reallocated
     Principal Collections; (iii) reallocations of the Class B Investor Amount to the Class A Investor Amount
286  Collateral Monthly Interest for the related Distribution Date plus Collateral                        $    147,400     286
     Monthly Interest previously  due but not paid to the Collateral Indebtedness
     Holder plus Collateral Additional Interest
287  Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing                           $    409,167     287
     Fee due for the relevant Monthly Period and not paid above
288  Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing                           $          -     288
     Fee due but not distributed to the Servicer for prior Monthly Periods
289  Collateral Allocable Amount                                                                          $    101,765     289
290  Any unreimbursed reductions of the Collateral Indebtedness Amount (CIA), if                          $          -     290
     any, due to: (i) CIA Charge Offs; (ii) Reallocated Principal Collections;
     (iii) reallocations of the CIA to the Class A or Class B Investor Amount
291  The excess, if any, of the Required Cash Collateral Amount over the                                  $          -     291
     Available Collateral Amount
292  An amount equal to Class D Monthly Interest due but not paid to the Class D                          $    101,600     292
     Certificateholders plus Class D Additional Interest
293  Class D Servicing Fee due for the relevant Monthly Period and not paid above                         $     26,667     293
294  Class D Servicing Fee due but not distributed to the Servicer for prior                              $          -     294
     Monthly Periods
295  Class D Allocable Amount                                                                             $     67,843     295
296  Any unreimbursed reductions of the Class D Investor Amount, if any, due to:                          $          -     296
     (i) Class D Investor Charge Offs; (ii) Reallocated Principal Collections;
     (iii) reallocations of the Class D Investor Amount to the Class A or Class B
     Investor Amount or CIA
297  Aggregate amount of any other amounts due to the Collateral Indebtedness                             $          -     297
     Holder pursuant to the Loan Agreement
298  Excess, if any, of the Required Reserve Account Amount over the amount on                            $          -     298
     deposit in the Reserve Account
299  Shared Excess Finance Charge Collections                                                             $  2,221,867     299

------------------------------------------------------------------------------------------------------------------------------
                                                Determination of Monthly Principal
==============================================================================================================================

300  Class A Monthly Principal (the least of line#301, line#302 and line#208)                             $          -     300
301  Available Principal Collections held in the Collection Account                                       $ 53,707,831     301
302  Class A Accumulation Amount                                                                          $          -     302

303  Class B Monthly Principal (the least of line#304, line#305                                          $          -     303
     and line#209) (distributable only after payout of Class A)
304  Available Principal Collections held in the Collection                                              $ 53,707,831     304
     Account less portion of such Collections applied to
     Class A Monthly Principal
305  Class B Accumulation Amount                                                                         $          -     305

306  Collateral Monthly Principal (prior to payout of                                                    $          -     306
     Class B) (the least of line#307 and line#308)
307  Available Principal Collections held in the Collection                                              $ 53,707,831     307
     Account less portion of such Collections applied to
     Class A and Class B Monthly Principal
308  Enhancement Surplus                                                                                 $          -     308

309  Class D Monthly Principal                                                                           $          -     309
310  Available Principal Collections held in the Collection                                              $ 53,707,831     310
     Account less portion of such Collections applied to Class A,
     Class B or collateral Monthly Principal

-----------------------------------------------------------------------------------------------------------------------------
                                                 Available Enhancement Amount
=============================================================================================================================

311  Available Enhancement Amount                                                                        $ 40,000,000     311
312  Amount on Deposit in the Cash Collateral Account                                                    $          -     312

-----------------------------------------------------------------------------------------------------------------------------
                                                Reallocated Principal Collections
=============================================================================================================================

313  Reallocated Principal Collections                                                                   $          -     313
314  Class D Principal Collections (to the extent                                                        $          -     314
     needed to fund Required Amounts)
315  Collateral Principal Collections (to the extent                                                     $          -     315
     needed to fund Required Amounts)
316  Class B Principal Collections (to the extent                                                        $          -     316
     needed to fund Required Amounts)

-----------------------------------------------------------------------------------------------------------------------------
                            Investor Default Amounts, Adjustment Amounts, and Allocable Amounts

=============================================================================================================================
                                                                               %                         Amount
                                                                  -------------------                    ------------
317  Series 1998-2 Default Amount                                         22.35%          317(a)         $  1,108,815   317(b)
318  Class A Investor Default Amount                                      17.10%          318(a)         $    848,042   318(b)
319  Class B Investor Default Amount                                      1.84%           319(a)         $     91,065   319(b)
320  Collateral Default Amount                                            2.05%           320(a)         $    101,765   320(b)
321  Class D Investor Default Amount                                      1.37%           321(a)         $     67,643   321(b)

322  Series 1998-2 Adjustment Amount                                                                     $          -     322
323  Class A Adjustment Amount                                                                           $          -     323
324  Class B Adjustment Amount                                                                           $          -     324
325  Collateral Adjustment Amount                                                                        $          -     325
326  Class D Adjustment Amount                                                                           $          -     326

327  Series 1998-2 Allocable Amount                                                                      $  1,108,815     327
328  Class A Allocable Amount                                                                            $    848,042     328
329  Class B Allocable Amount                                                                            $     91,165     329
330  Collateral Allocable Amount                                                                         $    101,765     330
331  Class D Allocable Amount                                                                            $     67,843     331

-----------------------------------------------------------------------------------------------------------------------------
                                                         Required Amounts
=============================================================================================================================

332  Class A Required Amount                                                                             $          -     332
333  Class A Monthly Interest for current Distribution Date                                              $  1,000,000     333
334  Class A Monthly Interest previously due but not paid                                                $          -     334
335  Class A Additional Interest for prior Monthly                                                       $          -     335
     Period or previously due but not paid
336  Class A Allocable Amount for current Distribution Date                                              $          -     336
337  Class A Servicing Fee (if Saks Incorporated is                                                      $          -     337
     no longer the Servicer)

338  Class B Required Amount                                                                             $          -     338
339  Class B Monthly Interest for current Distribution Date                                              $    110,188     339
340  Class B Monthly Interest previously due but not paid                                                $          -     340
341  Class B Additional Interest for prior Monthly                                                       $          -     341
     Period or previously due but not paid
342  Class B Servicing Fee (if Saks Incorporated is                                                      $          -     342
     no longer the Servicer)
343  Excess of Class B Allocable Amount over funds                                                       $          -     343
     available to make payments

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
344  Collateral Required Amount                                                                            $          -     344
345  Collateral Monthly Interest for current Distribution Date                                             $    147,400     345
346  Collateral Monthly Interest previously due but not paid                                               $          -     346
347  Collateral Additional Interest for prior Monthly Period or previously due                             $          -     347
     but not paid
348  Collateral Servicing Fee (if Saks Incorporated is no longer the Servicer)                             $          -     348
349  Excess of Collateral Allocable Amount over funds available to make payments                           $          -     349

-------------------------------------------------------------------------------------------------------------------------------
                                                   Reduction of Investor Amounts
===============================================================================================================================

     Class A
     -------
350  Class A Investor Amount reduction                                                                     $          -     350
351  Class A Investor Charge Off                                                                           $          -     351
352  Reductions of the Class A Investor Amount                                                             $          -     352
     Class B
     -------
353  Class B Investor Amount reduction                                                                     $          -     353
354  Class B Investor Charge Off                                                                           $          -     354
355  Reductions of the Class B Investor Amount                                                             $          -     355
356  Reallocated Principal Collections applied to Class A                                                  $          -     356
     Collateral
     ----------
357  Collateral Indebtedness Amount reduction                                                              $          -     357
358  Collateral Indebtedness Amount Charge Off                                                             $          -     358
359  Reductions of the Collateral Indebtedness Amount                                                      $          -     359
360  Reallocated Principal Collections applied to Class B                                                  $          -     360
     Class D
     -------
361  Class D Investor Amount reduction                                                                     $          -     361
362  Class D Investor Charge Off                                                                           $          -     362
363  Reductions of the Class D Investor Amount                                                             $          -     363
364  Reallocated Principal Collections applied to Collateral Indebtedness Amount                           $          -     364

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                                                           Servicing Fee
===============================================================================================================================
365  Series 1998-2 Servicing Fee                                                                           $    435,833     365
366  Class A Servicing Fee                                                                                 $    333,333     366
367  Class B Servicing Fee                                                                                 $     35,833     367
368  Collateral Servicing Fee                                                                              $     40,000     368
369  Class D Servicing Fee                                                                                 $     26,667     369

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                                                          Reserve Account
===============================================================================================================================

370  Required Reserve Account Amount ( if applicable)                                                               N/A     370
371  Reserve Account Reinvestment Rate (if applicable)                                                              N/A     371
372  Reserve Account balance                                                                               $          -     372

373  Accumulation Period Length                                                                                2 months     373


     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of November, 2000.

     Saks Incorporated,
      as Servicer

     By /s/ Scott A. Honnold
        -----------------------------

     Name:  Scott A. Honnold
     Title: Vice President and Treasurer


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